                                                                     Exhibit 1.1




                            BAXTER INTERNATIONAL INC.

                                   Securities

                             UNDERWRITING AGREEMENT

                             ________________, 2002

Baxter International Inc.
One Baxter Parkway
Deerfield, Illinois 60015

Dear Sirs:

         The underwriter or underwriters named in Schedule I hereto (the "Underwriters"), acting through the firm or firms named in Schedule I-A hereto as representatives (the "Representatives"), understand that Baxter International Inc., a Delaware corporation (the "Company"), proposes to issue and sell $__________ aggregate principal amount of the Company's securities (the "Securities"), registered on Registration Statement No. 333-________ under the Securities Act of 1933, as amended. The Securities are to be issued under the indenture designated in Schedule II hereto (the "Indenture"), between the Company and the trustee designated in such Schedule II. Subject to the terms and conditions set forth herein or incorporated by reference herein and referred to below, the Company hereby agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, the principal amount of such Securities set forth opposite the name of such Underwriter in such Schedule I at the Purchase Price to Underwriters set forth in Schedule II hereto. If the firm or firms named in Schedule I-A hereto include only the firm or firms named as Underwriters in Schedule I hereto, the terms "Underwriters" and "Representatives" shall each be deemed to refer to such firm or firms.

         The Underwriters will pay for such Securities upon delivery thereof at the Closing Location and Closing Time set forth in Schedule II hereto.

               The Securities shall have the terms set forth in Schedule II hereto.

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         This Underwriting Agreement consists of the special provisions set forth herein or in the schedules hereto (the "Special Provisions") and such of the provisions contained in the document entitled Baxter International Inc. Debt Securities Underwriting Agreement 2002 Standard Provisions (the "Standard Provisions") as are herein incorporated by reference. A copy of the Standard Provisions was or will be filed as an exhibit to or incorporated by reference into the Registration Statement. Unless otherwise provided in Schedule II hereto, the Standard Provisions are herein incorporated by reference in their entirety and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein. References herein and therein to numbered sections of this Underwriting Agreement shall mean the numbered sections of the Standard Provisions.

         Please confirm your agreement by (a) having an authorized officer sign a copy of this Underwriting Agreement in the space set forth below, (b) returning the signed copy to us and (c) in addition, having an authorized officer send us no later than 8:00 P.M., Chicago time, on the date hereof, by wire, telex, facsimile transmission or other written means, the following message:

         "We have entered into the Underwriting Agreement dated April 23, 2002 relating to the Offered Securities referred to therein by signing a copy of the Underwriting Agreement and returning the same or depositing the same in the mail to you."

                                            Very truly yours,



                                            By: [Underwriter]

                                            /s/
                                            -----------------------------
                                            For itself and as Representative of
                                            the other Underwriters named above

ACCEPTED:

BAXTER INTERNATIONAL INC.

By:
   ---------------------------
   Senior Vice President and
   Chief Financial Officer

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                                   SCHEDULE I

                                       50

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                                  SCHEDULE I-A

                                Representative(s)

                                       51

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                                   SCHEDULE II

                                       52

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                            BAXTER INTERNATIONAL INC.

                                 Debt Securities

                             UNDERWRITING AGREEMENT

                            2002 STANDARD PROVISIONS

                           (Incorporated By Reference)

         From time to time Baxter International Inc., a Delaware corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated debt securities to the several underwriters named therein. The standard provisions set forth herein (the "Standard Provisions") may be incorporated by reference in any such underwriting agreement. Such underwriting agreement, which shall consist of the special provisions (the "Special Provisions") set forth in the part of the Underwriting Agreement to be executed by the parties thereto (and accompanying schedules) and the Standard Provisions incorporated therein by reference, is herein called the "Underwriting Agreement" or this "Agreement." Unless otherwise provided, terms defined in the Special Provisions are used in the Standard Provisions as so defined. The Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts) and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. As used herein, the term "Execution Date" shall mean the date set forth on the first page of the Special Provisions.

         The Company proposes to issue and sell up to $2,000,000,000 aggregate principal amount of its securities (the "Securities") in one or more offerings on terms determined at or about the time of sale. The Securities to be sold pursuant to the Underwriting Agreement (the "Offered Securities") will be issued under an indenture dated as of April 26, 2002, as supplemented (the "Indenture"), between the Company and Bank One Trust Company, N.A., as trustee (the "Trustee"). Each issue of Securities may vary as to specific designation, aggregate principal amount, maturity date, currency of payment, interest rate or rates and timing of payments thereof, redemption provisions and sinking fund requirements, if any, and any other variable terms which the Indenture contemplates may be set forth in the Securities as issued from time to time.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-____________), including a prospectus relating to the Securities, which relate to the offering from time to time in accordance with Rule 415 under the Securities Act of 1933 (the "1933 Act") of up to $2,000,000,000 aggregate principal amount of Securities, and has filed amendments thereto as may have been required to the Execution Date. Such registration statement, as amended, has been declared effective by the Commission, and the Indenture has been qualified under the Trust Indenture Act of 1939 (the "1939 Act"). The term "Registration Statement" means such registration statement, including all exhibits thereto but excluding Form T-1 (as herein described), as amended to the

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Execution Date. The term "Basic Prospectus" means the prospectus included in such registration statement, as amended to the Execution Date. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement specifically relating to the Offered Securities, in the definitive form filed or to be filed pursuant to Rule 424(b) under the 1933 Act; and the term "Preliminary Prospectus" means the Basic Prospectus together with a preliminary prospectus supplement specifically relating to the Offered Securities. Any reference herein to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents or portions thereof incorporated by reference therein pursuant to the applicable form under the 1933 Act; and any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents or portions thereof filed after the Execution Date under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and so incorporated by reference. Notwithstanding the foregoing, any statement contained in a document incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus which is modified by a statement contained in the Prospectus or in any other subsequently filed document which is or is deemed to be incorporated by reference in the Prospectus shall be deemed to constitute part of the Registration Statement and the Prospectus only as so modified, and any statement contained in a document incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus which is superseded or replaced by a statement contained in the Prospectus or in any other subsequently filed document which is or is deemed to be incorporated by reference in the Prospectus shall be deemed not to constitute a part of the Registration Statement and the Prospectus. The term "Underwriters' Securities" means the Offered Securities to be purchased by the Underwriters hereunder. The term "Contract Securities" means the Offered Securities, if any, to be purchased pursuant to the Delayed Delivery Contracts referred to herein.

         Section 1. Representations and Warranties. The Company represents and warrants to each of the Underwriters as follows:

         (a) At the time the Prospectus is filed or mailed for filing with the Commission pursuant to Section 3(a), and at the time any further amendments and supplements to the Prospectus become effective or are filed or mailed for filing with the Commission, as the case may be, during the time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities, (i) the Registration Statement and the Prospectus will comply in all material respects with the applicable requirements of the 1933 Act, the rules and regulations thereunder (the "Regulations"), the 1934 Act and the 1939 Act,
(ii) the Registration Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter expressly for use in the Registration Statement or Prospectus or to information which shall constitute the Statement of Eligibility and Qualification under the 1939 Act (Form T-1) of the Trustee under the Indenture.

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         (b) The accountants who certified the financial statements and schedules included in the Registration Statement and the Prospectus are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the Regulations.

         (c) The financial statements included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

         (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, (i) there has not been any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings or the ability to continue to conduct business in the usual and ordinary course of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business and (ii) there has not been any material transaction entered into by the Company or any of its subsidiaries other than transactions in the ordinary course of business or transactions which are not material in relation to the Company and its subsidiaries considered as one enterprise.

         (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the failure so to qualify would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

         (f) Each active consolidated subsidiary of the Company included in the financial statements included in the Registration Statement and the Prospectus is a corporation duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as now being conducted and is duly qualified as a foreign corporation to transact business and is in good standing except as to subsidiaries or jurisdictions as to which the failure so to qualify would not materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly and validly issued and is fully paid and nonassessable; and all of such stock owned by the Company, directly or through subsidiaries, is owned free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

         (g) Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any

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contract, indenture, mortgage, loan agreement or lease to which it or any of them is a party or by which it or any of them or their properties is bound; and the execution and delivery of this Agreement and the Delayed Delivery Contracts and the Indenture, the incurrence of the obligations set forth herein and therein and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, the charter or by-laws of the Company or any bond, debenture, note or other evidence of indebtedness or any contract, indenture, mortgage, loan agreement or lease to which the Company or any of its subsidiaries is a party or by which it or any of them is bound or any law, administrative regulation or administrative or court decree.

         (h) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patent rights or licenses or other rights to use patent rights, inventions, trademarks, service marks, trade names and copyrights necessary to conduct the business now operated by them, provided that the loss of any such rights, either alone or in the aggregate, which does not materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise shall not be considered a violation of this representation. Neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade marks, service marks, trade names or copyrights which, either alone or in the aggregate, might reasonably be expected to materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

         (i) Except as set forth in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries, which, either singly or in the aggregate, might reasonably be expected to materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise or the consummation of this Agreement.

         (j) This Agreement has been duly authorized, executed and delivered by the Company.

         (k) The Company is not required to be registered under the Investment Company Act of 1940, as amended.

         (l) The Offered Securities are in the form contemplated by the Indenture, have been duly and validly authorized by all necessary corporate action and, when executed and authenticated as specified in the Indenture and delivered against payment pursuant to the Agreement will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles.

         Any certificate signed by any officer of the Company and delivered to any Underwriter or counsel for the Underwriters in connection with an offering of Offered Securities shall be deemed a representation and warranty by the Company, as to the matters covered thereby, to each

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Underwriter.

         Section 2. Purchase, Sale and Delivery. The Company is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement is entered into as in the Representatives' judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

         Payment of the purchase price for, and delivery of, the Underwriters' Securities shall be made in the funds, at the place or places, on the date and at the time (unless postponed in accordance with the provisions of Section 10) specified in Schedule II to the Special Provisions or at such other time or place as shall be agreed upon by the Representatives and the Company (such time and date being referred to as the "Closing Time"). Except as otherwise specified in Schedule II to the Special Provisions, payment shall be made to the Company by certified or official bank check or checks payable to the order of the Company against delivery to the Representatives for the respective accounts of the Underwriters of the Underwriters' Securities to be purchased by them. Such Underwriters' Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days prior to the Closing Time. Such Underwriters' Securities, which may be in temporary form, will be made available for examination and packaging by the Representatives in New York City or at such other place as shall be agreed upon by the Representatives and the Company on or before the first business day prior to the Closing Time.

         If so provided in Schedule II to the Special Provisions, the Underwriters may solicit offers to purchase Contract Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Annex I hereto with such changes therein as the Company may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to the Representatives at Closing Time, for the accounts of the Underwriters, the fee set forth in Schedule II to the Special Provisions in respect of the principal amount of Contract Securities. Any Delayed Delivery Contracts are to be with institutional investors of the types set forth in the Prospectus. At Closing Time, the Company will enter into Delayed Delivery Contracts (each for not less than the minimum principal amount of Contract Securities per Delayed Delivery Contract specified in Schedule II to the Special Provisions) with all purchasers proposed by the Underwriters and previously approved by the Company as provided below, but not for an aggregate principal amount of Contract Securities in excess of that specified in Schedule II to the Special Provisions. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

         The Representatives will submit to the Company, at least three business days prior to the Closing Time, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the principal amount of Contract Securities to be purchased by each of them, and the Company will advise the Representatives at least two business days prior to Closing Time of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the principal amount of Contract Securities to be covered by each such Delayed Delivery Contract.

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         The principal amount of Offered Securities agreed to be purchased by the respective Underwriters as set forth in Schedule I to the Special Provisions shall be reduced by the principal amount of Offered Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by the Representatives to the Company; provided, however, that the total principal amount of Offered Securities to be purchased by all Underwriters shall be the total amount of Offered Securities set forth in
Schedule I to the Special Provisions, less the principal amount of Offered Securities covered by Delayed Delivery Contracts.

         Section 3. Covenants of the Company. The Company covenants with each Underwriter that:

         (a) Immediately following the execution of this Agreement, the Company will prepare a supplement to the Basic Prospectus setting forth the principal amount of the Offered Securities and their terms not otherwise specified in the Indenture, the names of the Underwriters and the principal amount of Offered Securities which each severally has agreed to purchase, the names of the Representatives, the price at which the Offered Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as the Representatives and the Company deem appropriate in connection with the offering of the Offered Securities. The Company will promptly transmit copies of the Prospectus to the Commission for filing pursuant to Rule 424(b) of the Regulations and will furnish to the Underwriters as many copies of the Prospectus as the Representatives shall reasonably request.

         (b) If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of circumstances existing at the time it is delivered to a purchaser or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements.

         (c) The Company will make generally available to its security holders as soon as practicable an earnings statement (in form complying with the provisions of Section 11(a) of the 1933 Act, which need not be certified by independent certified public accountants unless required by the 1933 Act or the Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the Execution Date.

         (d) During the period when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities, the Company will give the Representatives notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1934 Act, the 1933 Act or otherwise, will

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furnish the Representatives with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement or other documents in a form in which the Representatives or counsel for the Underwriters shall reasonably object.

         (e) During the period when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities, the Company will notify the Representatives immediately, and confirm the notice in writing,
(i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act which is incorporated in the Prospectus by reference, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (f) The Company has previously delivered to Sidley Austin Brown & Wood, counsel for the Underwriters, signed and conformed copies of the Registration Statement and of each amendment thereto filed prior to the date of this Agreement (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) and will also deliver to Sidley Austin Brown & Wood a copy of each amendment to the Registration Statement filed after the date of this Agreement.

         (g) The Company will endeavor, in cooperation with the Representatives, to qualify the Offered Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate, and, in cooperation with the Representatives, will maintain such qualifications in effect for as long as may be required for the distribution of the Offered Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not otherwise required to be so qualified. The Company will, upon notice, file such statements and reports as may be required by the laws of each jurisdiction in which the Offered Securities have been qualified as above provided.

         (h) The Company, during the period when a prospectus is required to be delivered under the 1933 Act in connection with the sale of the Offered Securities, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

         (i) Between the Execution Date and termination of any price restrictions on the sale of the Offered Securities or Closing Time, whichever is later, the Company will not, without the prior consent of the Representatives, offer or sell, or enter into any agreement to sell, any debt securities of the Company with a maturity of more than one year, other than such debt securities which the Company has advised the Representatives in writing prior to the Execution Date that it

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intends to sell or agree to sell during such period.

         Section 4. Conditions to Underwriters' Obligations. The obligations of the Underwriters to purchase the Underwriters' Securities are subject to the accuracy of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of all of its covenants and other obligations hereunder and to the following further conditions:

         (a) At the Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, (ii) the rating assigned by Standard & Poor's Corporation or Moody's Investors Service, Inc. to any debt securities or preferred stock of the Company as of the Execution Date shall not have been lowered since that date, or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than the announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) and (iii) there shall not have come to the attention of the Representatives any facts that would reasonably cause the Representatives to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Offered Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

             (b) At the Closing Time the Representatives shall have received:

             (i) The favorable opinion, dated as of the Closing Time, of Thomas
         J. Sabatino, Jr., Senior Vice President and General Counsel of the Company, in form and substance satisfactory to the Representatives, to the effect that:

                    (A) The Company has been duly incorporated and is validly
             existing as a corporation in good standing under the laws of the State of Delaware.

                    (B) The Company has corporate power and authority to own,
             lease and operate its properties and conduct its business as described in the Registration Statement.

                    (C) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the failure so to qualify would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

                    (D) Each of Baxter Healthcare Corporation, a Delaware
             corporation, and Baxter World Trade Corporation, a Delaware corporation, all of which are wholly-owned by the Company and which,

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             together with the Company, owned more than 80% of the consolidated assets of the Company and its subsidiaries as of December 31, 2001 and contributed at least 80% of the consolidated income from continuing operations of the Company and its subsidiaries for the year ended December 31, 2001 (each such calculation with respect to Baxter World Trade Corporation having been done on a consolidated basis with its subsidiaries) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as now being conducted and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the failure so to qualify would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued and is fully paid and non-assessable; and all of such stock owned by the Company, directly or through subsidiaries, is owned free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

                    (E) Except as set forth in the Prospectus, there is no
             action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to such counsel's knowledge threatened against or affecting, the Company or any of its subsidiaries which, either singly or in the aggregate, might reasonably be expected to materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise or the consummation of this Agreement.

                    (F) This Agreement and the Delayed Delivery Contracts, if
             any, have been duly authorized, executed and delivered by the Company.

                    (G) The Indenture has been duly and validly authorized,
             executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles.

                    (H) The Offered Securities are in the form contemplated by the Indenture, have been duly and validly authorized by all necessary corporate action and, when executed and authenticated as specified in the Indenture and delivered against payment pursuant to this Agreement or Delayed Delivery Contracts, if any, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other

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             laws relating to or affecting enforcement of creditors' rights or by general equity principles, and will be entitled to the benefits of the Indenture.

                    (I) The descriptions of the Indenture and the Offered
             Securities set forth in the Prospectus are accurate and constitute fair summaries of such documents and instruments.

                    (J) The Indenture is qualified under the 1939 Act.

                    (K) The Registration Statement is effective under the 1933
             Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                    (L) The Registration Statement (other than the financial
             statements and other financial data included therein, as to which such counsel need not express any opinion and other than the documents incorporated therein by reference) complies as to form in all material respects with the requirements of the 1933 Act, the 1939 Act and the Regulations, and although such counsel is not passing upon, and does not assume responsibility for the accuracy, completeness or fairness of statements contained in the Registration Statement or Prospectus nor make any representation that he has independently verified the accuracy, completeness or fairness of such statements (except as set forth in clause (I) above) nor verified the computation or compilation of financial statements and other financial data, nothing has come to such counsel's attention that would lead him to believe that the Registration Statement (including the documents incorporated therein by reference), at the time it became effective, or if an amendment to the Registration Statement, an annual report on Form 10-K or any other document filed by the Company under the 1934 Act and incorporated by reference in the Registration Statement has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time of the most recent such filing, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the documents incorporated therein by reference), as amended or supplemented at Closing Time, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    (M) Each document, if any, filed pursuant to the 1934 Act
             (other than the financial statements and other financial data included therein, as to which such counsel need not express any opinion) and incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the rules and regulations thereunder.

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

                    (N) No consent, approval, authorization or order of any
             court or governmental authority or agency is required in connection with the sale of the Offered Securities, except such as may be required under the 1933 Act, the 1939 Act and state securities laws; and the execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in any violation of the provisions of, the charter or by-laws of the Company or, to the best of such counsel's knowledge, any bond, debenture, note or other evidence of indebtedness, or any contract, indenture, mortgage, loan agreement or lease to which the Company or any of its subsidiaries is a party or by which it or any of them is bound, nor will such action result in any violation of the provisions of any law, administrative regulation or administrative or court decree.

             (ii) The favorable opinion or opinions, dated as of the applicable Closing Time, of ___________________, counsel for the Underwriters, with respect to the matters set forth in (A) and (F) to (L), inclusive, of subsection (b)(i) of this Section.

         (c) At the Closing Time there shall not have been, since the Execution Date or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings or the ability to continue to conduct business in the usual and ordinary course of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company, dated as of the Closing Time, to the effect that there has been no such material adverse change and to the effect that the representations and warranties of the Company contained in Section 1 are true and correct with the same force and effect as though expressly made at the Closing Time.

         (d) The Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated as of the Closing Time, covering periods up to a date not more than three business days preceding the date of the letter, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the 1933 Act and the applicable published rules and regulations thereunder and stating in effect (i) that in their opinion the consolidated financial statements of the Company and its subsidiaries examined by them included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the accounting requirements of the 1934 Act and the published rules and regulations thereunder applicable to financial statements included or incorporated in annual reports on Form 10-K under the 1934 Act, (ii) that, based on limited procedures not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited consolidated financial data of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus, reading of the minutes of the board of directors and committees of the board of directors of the Company since December 31, 1991, as set forth in the minute books through a specified date not more than three business days before the date of such letter and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe: (A) that such unaudited consolidated financial data do not comply as to form in all material respects with the accounting requirements of the 1934 Act and the published rules and regulations thereunder applicable to unaudited consolidated financial data or that such unaudited consolidated financial data are not presented on a basis substantially consistent with that of the consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinion and (B) that during the period from the date of the most recent consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus to a specified date not more than three business days prior to the date of such letter there was any change in the consolidated capital stock (other than changes occurring as a result of the exercise of outstanding stock options, conversion rights or rights under employee stock purchase plans, grants under any other employee benefit plans, or conversions of preferred stock or debentures or in connection with any dividend reinvestment plan of the Company) or consolidated capitalized lease obligations or consolidated long-term debt (other than through conversions or scheduled payments or differences due to conversion of foreign currency-denominated debt into United States dollars) of the Company or any decreases in consolidated stockholders' equity of the Company as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or any decrease, as compared with the corresponding period in the preceding year, in net sales or total operating income, in each case from continuing operations, and net income of the Company and its subsidiaries on a consolidated basis, or, at the date of the latest available balance sheet read by them, any decreases in consolidated net current assets (working capital) as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, except in all instances for changes, increases or decreases (1) which have been the subject of prior registration statements filed with the Securities and Exchange Commission, (2) which have been disclosed in writing to either the Representatives or to Sidley Austin Brown & Wood, counsel for the Underwriters, prior to the Execution Date or (3) which the Registration Statement and the Prospectus (including the documents incorporated therein by reference) disclose have occurred or may occur and (iii) that certain amounts, percentages and financial information included or incorporated by reference in the Registration Statement and the Prospectus which have been specified by the Representatives and have been obtained or derived from the general accounting records of the Company and its subsidiaries are in agreement with such accounting records or computations made therefrom, or in the case of amounts, percentages and financial information pertaining to periods prior to the year ended December 31, 1985 are in agreement with the audited financial statements or computations made therefrom with respect to such periods. Such letter shall also cover such other matters as the Representatives may reasonably request.

         (e) Such other closing conditions, if any, as are set forth in the Special Provisions.

         (f) At the Closing Time counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as herein contemplated and related

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

proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

         If any condition specified in this Agreement shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5.

         Section 5. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including
(a) the printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and all amendments thereto, and the typing and duplicating or printing of this Agreement and any agreement among the Underwriters, (b) the preparation, issuance and delivery of the Offered Securities to the Underwriters, (c) the fees and disbursements of the Company's counsel and accountants, (d) the qualification of the Offered Securities under securities laws in accordance with the provisions of Section 3(g), including filing fees and the reasonable fee and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (e) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, and of any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto, (f) the printing and delivery to the Underwriters of copies of the Indenture and any Blue Sky Survey and Legal Investment Survey, (g) the fees of rating agencies and
(h) the fees and expenses, if any, incurred in connection with the listing of the Offered Securities on the New York Stock Exchange.

         If this Agreement is terminated by the Representatives in accordance with the provisions of Section 4 or Section 9(i), the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         Section 6. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

             (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, (A) that the Company will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or contained in that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the 1939 Act (Form T-1) of the Trustee under the Indenture; and provided, further, (B) that the foregoing indemnification, to the extent it relates to any actual or alleged untrue statement or omission made in or from any Preliminary Prospectus but eliminated or remedied in the Prospectus, shall not inure to the benefit of any Underwriter or any person who controls such Underwriter from whom the person asserting such untrue statement or omission purchased Offered Securities if a copy of the Prospectus (excluding documents incorporated therein by reference) was not sent or given to such person at or prior to the written confirmation of the sale of such Offered Securities to such person and was required to be delivered by such Underwriter under the 1933 Act, if the Company has previously furnished copies thereof to such Underwriter;

             (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

             (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
         (ii) above.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus or the Prospectus (or any amendment or supplement

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

thereto).

       (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder; failure of an indemnified party to give such notice within a reasonable time after the commencement of such action shall relieve the indemnifying party of all liability on account of this indemnity agreement, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

       Section 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of such Underwriters in such proportions as will reflect the relative benefits from the offering of the Offered Securities received by the Company on the one hand and by such Underwriters on the other hand. If the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required under Section 6(c), then the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of such Underwriters in such proportions as are appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages and expenses, as well as any other relevant equitable considerations. The relative benefits shall be deemed to be such that the Underwriters shall be responsible for that portion of the aggregate losses, liabilities, claims, damages and expenses represented by the percentage that the underwriting discount appearing in the Prospectus bears to the initial public offering price appearing therein and the Company shall be responsible for the balance. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933

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

Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company. The Underwriters' obligations in this Section 7 to contribute are several in proportion to their respective underwriting obligations and not joint.

       Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of any Offered Securities to the Underwriters.

       Section 9. Termination. The Representatives may also terminate this Agreement, immediately upon notice to the Company, at any time at or prior to the Closing Time (a) if there has been, since the Execution Date or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings or the ability to conduct business in the usual and ordinary course of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (b) if there has occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Offered Securities or enforce contracts for the sale of the Offered Securities or (c) if trading generally on the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by said exchange or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by Federal, Illinois or New York authorities. In the event of any such termination, the covenant set forth in Section 3(c), the provisions of Section 5, the indemnity agreement set forth in Section 6, the contribution provisions set forth in
Section 7 and the provisions of Sections 8 and 13 shall remain in effect.

       Section 10. Default. If one or more of the Underwriters shall fail at the Closing Time to purchase the Offered Securities which it or they are obligated to purchase hereunder (the "Defaulted Securities"), then the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, during such 24 hours the Representatives shall not have completed such arrangements for the purchase of all of the Defaulted Securities, then:

       (a) If the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Offered Securities to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the

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

proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters, or

       (b) If the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Offered Securities to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability on the part of any non-defaulting Underwriter or the Company.

       No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

       In the event of a default by any Underwriter or Underwriters as set forth in this Section, either the Representatives or the Company shall have the right to postpone the Closing Time for a period of not exceeding seven days in order that any required change in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

       Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at the address or addresses specified in Schedule II to the Special Provisions; notices to the Company shall be directed to it at One Baxter Parkway, Deerfield, Illinois 60015, Attention: Secretary.

       Section 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Offered Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

Section 13. Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to principles of conflicts of law.

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

                                                                         Annex I

                            BAXTER INTERNATIONAL INC.

                     _______________________________________
                      [Insert specific title of securities]

FORM OF DELAYED DELIVERY CONTRACT

                                        ________________________________________
                                        [Insert date of initial public offering]

Baxter International Inc.
One Baxter Parkway
Deerfield, Illinois 60015

Ladies and Gentlemen:

       The undersigned hereby agrees to purchase from Baxter International Inc. (the "Company") and the Company agrees to sell to the undersigned [If one delayed closing, insert - as of the date hereof, for delivery on ______, 20__ (the "Delivery Date")] [$]_______________ principal amount of the Company's __________________________ [title of Securities and related Warrants, if any] (the "Securities"), offered by the Company's Prospectus relating thereto, receipt of a copy of which is hereby acknowledged, at a purchase price of ___% of the principal amount thereof plus accrued interest, if any, and on the further terms and conditions set forth in this contract.

       [If two or more delayed closings, insert the following:

       The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the principal amounts set forth below:

           Delivery Date                          Principal Amount
           -------------                          ----------------



Each of such delivery dates is hereinafter referred to as a "Delivery Date"].

       Payment for the Securities which the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company or its order by certified or official bank check at _______ , time, on such Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to such Delivery Date. If no designation is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of securities to be purchased by the undersigned on such Delivery Date.

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

       The obligation of the undersigned to take delivery of and make payment for, Securities on [the] [each] Delivery Date shall be subject to only the conditions that (1) investment in the Securities shall not at such Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject, which investment the undersigned represents is not prohibited on the date hereof, and (2) the Company shall have delivered to the Underwriters the principal amount of the Securities to be purchased by them pursuant to the Underwriting Agreement referred to in the Prospectus mentioned above and received payment therefor.

       Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

       This contract will inure to the benefit of an be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

       It is understood that the acceptance of this contract and any other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company signed the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is mailed or delivered.

       This contract shall be governed by, and construed in accordance with, the laws of the State of New York.

                                       Very truly yours,

                                       [NAME OF PURCHASER]

                                       By ______________________________
                                          Name
                                          Title

                                       [Address of Purchaser]

Accepted, as of the above date.

BAXTER INTERNATIONAL INC.

By: _____________________________
    Name:
    Title

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